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                              THE CHUBB CORPORATION

                      LONG-TERM STOCK INCENTIVE PLAN (1996)

SECTION 1. PURPOSE

     The purposes of The Chubb Corporation Long-Term Stock Incentive Plan (the "Plan") are to promote the interests of The Chubb Corporation and its shareholders by (i) attracting and retaining executive personnel and other key employees of outstanding ability; (ii) motivating executive personnel and other key employees, by means of performance-related incentives, to achieve longer-range performance goals; and (iii) enabling such employees to participate in the long-term growth and financial success of The Chubb Corporation.

SECTION 2. DEFINITIONS

     "Affiliate" shall mean any corporation or other entity which is not a Subsidiary but as to which the Corporation possesses a direct or indirect ownership interest and has representation on the board of directors or any similar governing body.

     "Award" shall mean a grant or award under Section 6 through 9, inclusive, of the Plan, as evidenced in a written document delivered to a Participant as provided on Section 10(b).

     "Board of Directors" shall mean the Board of Directors of the Corporation.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" shall mean the Organization & Compensation Committee of the Board of Directors.

     "Common Stock" or "Stock" shall mean the Common Stock, $1.00 par value, of the Corporation.

     "Corporation" shall mean The Chubb Corporation.

     "Designated Beneficiary" shall mean the beneficiary designated by the Participant, in a manner determined by the Committee, to receive amounts due the Participant in the event of the Participant's death. In the absence of an effective designation by the Participant, Designated Beneficiary shall mean the Participant's estate.

     "Employee" shall mean (i) an officer or employee of the Employer and (ii) an advisor or consultant to the Employer. For purposes of this Plan, for persons described in clause (ii) above, employment and termination of employment shall mean the maintenance of, or termination of, as the case may be, such person's relationship as an advisor or consultant to the Employer.


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     "Employer" shall mean the Corporation and any Subsidiary or Affiliate.

     "Fair Market Value" shall mean the average of the highest and lowest sales prices reported for consolidated trading of issues listed on the New York Stock Exchange on the date in question, or, if the Stock shall not have been traded on such date, the average of such highest and lowest sales prices on the first day prior thereto on which the Stock was so traded.

     "Fiscal Year" shall mean the fiscal year of the Corporation.

     "Incentive Stock Option" shall mean a stock option granted under Section 6 which is intended to meet the requirements of Section 422 of the Code.

     "Nonstatutory Stock Option" shall mean a stock option granted under Section 6 which is not intended to be an Incentive Stock Option.

     "Option" shall mean an Incentive Stock Option or a Nonstatutory Stock Option and shall include a Restoration Option.

     "Participant" shall mean an Employee who is selected by the Committee to receive an Award under the Plan.

     "Payment Value" shall mean the dollar amount assigned to a Performance Share which shall be equal to the Fair Market Value of the Common Stock on the day of the Committee's determination under Section 8(c)(1) with respect to the applicable Performance Cycle.

     "Performance Cycle" or "Cycle" shall mean the period of years selected by the Committee during which the performance is measured for the purpose of determining the extent to which an award of Performance Shares has been earned.

     "Performance Goals" shall mean the objectives established by the Committee for a Performance Cycle, for the purpose of determining the extent to which Performance Shares which have been contingently awarded for such Cycle are earned.

     "Performance Share" shall mean an award granted pursuant to Section 8 of the Plan expressed as a share of Common Stock.

     "Prior Plans" shall mean The Chubb Corporation Long-Term Stock Incentive Plan (1992), Long-Term Stock Incentive Plan (1989) and the Stock Option Plan
(1984).

     "Restoration Option" shall mean a stock option granted pursuant to Section 6(d).

     "Restricted Period" shall mean the period of years selected by the Committee during which a grant of Restricted Stock or Restricted Stock Units may be forfeited to the Corporation.

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     "Restricted Stock" shall mean shares of Common Stock contingently granted to a Participant under Section 9 of the Plan.

     "Restricted Stock Unit" shall mean a fixed or variable dollar denominated unit contingently awarded under Section 9 of the Plan.

     "Stock Appreciation Right" shall mean a right granted under Section 7.

     "Subsidiary" shall mean any business entity in which the Corporation possesses directly or indirectly fifty percent (50%) or more of the total combined voting power.

SECTION 3. ADMINISTRATION

     The Plan shall be administered by the Committee. The Committee shall have sole and complete authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time deem advisable, and to interpret the terms and provisions of the Plan. The Committee may delegate to one or more executive officers of the Corporation the power to make Awards to Participants who are not executive officers or directors of the Corporation provided the Committee shall fix the maximum amount of such Awards for the group and a maximum for any one Participant. The Committee's decisions shall be binding upon all persons, including the Corporation, stockholders, an Employer, Employees, Participants and Designated Beneficiaries.

SECTION 4. ELIGIBILITY

     All Employees who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Corporation are eligible to be Participants in the Plan.

SECTION 5. MAXIMUM AMOUNT AVAILABLE FOR AWARDS

     (a) The maximum number of shares of Stock in respect of which Awards may be made under the Plan shall be 4,365,000 shares of Common Stock plus up to an additional 2,635,000 shares of Common Stock to the extent shares of Common Stock are reacquired by the Corporation, including shares purchased in the open market, after April 23, 1996. Not more than 1,750,000 shares may be awarded as Restricted Stock, Restricted Stock Units or Performance Shares and not more than 4,365,000 shares may be awarded as incentive stock options. Subject to the foregoing, Shares of Common Stock may be made available from the authorized but unissued shares of the Corporation or from shares reacquired by the Corporation, including shares purchased in the open market. In the event that (i) an Option of Stock Appreciation Right under the Plan or the Prior Plans is settled for cash or expires or is terminated unexercised as to any shares of Common Stock covered thereby, or (ii) any Award under the Plan or the Prior Plans in respect of shares is cancelled or forfeited for any reason without the delivery of shares of Common Stock, such shares shall thereafter be again available for award pursuant to the Plan. In the event that any Option or other Award granted is exercised through the delivery of shares of Common Stock, the number of

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shares of Common Stock available for Awards under the Plan shall be increased by the number of shares so surrendered.

     (b) No Employee may be granted under the Plan in any calendar year Options or Stock Appreciation Rights on more than 150,000 shares of Common Stock and no Employee may be granted in any calendar year more than 40,000 Performance Shares of Restricted Stock or Restricted Stock Units.

     (c) In the event that the Committee shall determine that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar corporate event affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in its sole discretion, and in such manner as the Committee may deem equitable, adjust any or all of (1) the number and kind of shares which thereafter may be awarded or optioned and sold or made the subject of Stock Appreciation Rights under the Plan, (2) the number and kind of shares subject to outstanding Options and other Awards, and (3) the grant, exercise or conversion price with respect to any of the foregoing and/or, if deemed appropriate, make provision for a cash payment to a Participant or a person who has an outstanding Option or other Award provided, however, that the number of shares subject to any Option or other Award shall always be a whole number.

SECTION 6. STOCK OPTIONS

     (a) Grants. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Options shall be granted, the number of shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option including but not limited to, whether, an to what extent and under what circumstances amounts payable upon exercise of an Option shall be deferred at the election of the holder of such Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Nonstatutory Stock Options, or to grant both types of options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any implementing regulations.

     (b) Option Price. The Committee shall establish the option price at the time each Option is granted, which price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant.

     (c) Exercise. (1) Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award or thereafter; provided, however, that in no event may any Option granted hereunder be exercisable after the expiration of ten years from the date of such grant. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

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          (2) No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Corporation. Such payment may be made in cash, or its equivalent, or, if and to the extent permitted by the Committee, by exchanging shares of Common Stock owned for at least six months by the optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Common Stock so tendered to the Corporation, valued as of the date of such tender, is at least equal to such option price.

     (d) Restoration Options. In the event that any Participant delivers shares of Common Stock in payment of the exercise price of any Option granted hereunder in accordance with Section 6(c)(2), the Committee shall have the authority to grant or provide for the automatic grant of a Restoration Option to such Participant. The grant of a Restoration Option shall be subject to the satisfaction of such conditions or criteria as the Committee in its sole discretion shall establish from time to time. A Restoration Option shall entitle the holder thereof to purchase a number of shares of Common Stock equal to the number of such shares so delivered upon exercise of the original Option and, in the discretion of the Committee, the number of shares, if any, tendered to the Corporation to satisfy any withholding tax liability arising in connection with the exercise of the original Option. A Restoration Option shall have a per share exercise price of not less than 100% of the per share Fair Market Value of the Common Stock on the date of grant of such Restoration Option, a term not longer than the remaining term of the original Option at the time of exercise thereof, and such other terms and conditions as the Committee in its sole discretion shall determine.

SECTION 7. STOCK APPRECIATION RIGHTS

     (a) The Committee may, with sole and complete authority, grant Stock Appreciation Rights in tandem with an Option, in addition to an Option, or freestanding and unrelated to an Option. Stock Appreciation Rights granted in tandem with or in addition to an Option may be granted either at the same time as the Option or at a later time. Stock Appreciation Rights shall not be exercisable earlier than six months after grant, shall not be exercisable after the expiration of ten years from the date of grant and shall have an exercise price of not less than 100% of the Fair Market Value of the Common Stock on the date of grant.

     (b) A Stock Appreciation Right shall entitle the Participant to receive from the Corporation an amount equal to the excess of the Fair Market Value of a share of Common Stock on the exercise of the Stock Appreciation Right over the grant price thereof, provided that the Committee may for administrative convenience determine that, for any Stock Appreciation Right which is not related to an Incentive Stock Option which Stock Appreciation Right can only be exercised during limited periods of time in order to satisfy the conditions of certain rules of the Securities and Exchange Commission, the exercise of any such Stock Appreciation Right for cash during such limited period shall be deemed to occur for all purposes hereunder on the day during such limited period on which the Fair Market Value of the Stock is the highest. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted prior to such determination as well as Stock Appreciation Rights

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thereafter granted. The Committee shall determine upon the exercise of a Stock
Appreciation Right whether such Stock Appreciation Right shall be settled in cash, shares of Common Stock or a combination of cash and shares of Common Stock.

SECTION 8. PERFORMANCE SHARES

     (a) The Committee shall have sole and complete authority to determine the Employees who shall receive Performance Shares and the number of such shares for each Performance Cycle, and to determine the duration of each Performance Cycle and the value of each Performance Share. There may be more than one Performance Cycle in existence at any one time, and the duration of Performance Cycles may differ from each other.

     (b) The Committee shall establish Performance Goals for each Cycle based on any one or more of the following: the operating earnings, net earnings, return on equity, income, market share, shareholder return, combined ratio, level of expenses or growth in revenue. During any Cycle, the Committee may adjust the Performance Goal for such Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Corporation, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

     (c) (1) As soon as practicable after the end of a Performance Cycle, the Committee shall determine the number of Performance Shares which have been earned on the basis of performance in relation to the established Performance Goals.

          (2) Payment Values of earned Performance Shares shall be distributed to the Participant or, if the Participant has died, to the Participant's Designated Beneficiary, as soon as practicable after the expiration of the Performance Cycle and the Committee's determination under paragraph (1), above. The Committee shall determine whether Payment Values are to be distributed in the form of cash and/or shares of Common Stock.

SECTION 9. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

     (a) Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom shares of Restricted Stock and Restricted Stock Units shall be granted, the number of shares of Restricted Stock and the number of Restricted Stock Units to be granted to each Participant, the duration of the Restricted Period during which, and the conditions under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Corporation, and the other terms and conditions of such Awards. The Restricted Period shall consist of at least one year (which may be shortened or waived by the Committee at any time in its discretion) with respect to one or more Participants or Awards outstanding. In its discretion, the Committee may establish performance conditions with respect to awards of Restricted Stock and Restricted Stock Units based on one or more of the same items listed in Section 8(b) in respect of Performance Shares during a performance period selected by the Committee.

     (b) Shares of Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except as herein provided, during the Restricted

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Period. Certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Corporation. At the expiration of the Restricted Period, the Corporation shall deliver such certificates to the Participant or the Participant's legal representative. Payment for Restricted Stock Units shall be made to the Corporation in cash and/or shares of Common Stock, as determined at the sole discretion of the Committee.

SECTION 10. GENERAL PROVISIONS

     (a) Withholding. The Employer shall have the right to deduct from all amounts paid to a Participant in cash (whether under this Plan or otherwise) any taxes required by law to be withheld in respect of Awards under this Plan. In the case of payments of Awards in the form of Common Stock, at the Committee's discretion the Participant may be required to pay to the Employer the amount of any taxes required to be withheld with respect to such Common Stock or, in lieu thereof, the Employer shall have the right to retain (or the Participant may be offered the opportunity to elect to tender) the number of shares of Common Stock whose Fair Market Value equals the amount required to be withheld.

     (b) Awards. Each Award hereunder shall be evidenced in writing, delivered to the Participant and shall specify the terms and conditions thereof and any rules applicable thereto, including but not limited to the effect on such Award of the death, retirement or other termination of employment of the Participant and the effect thereon, if any, of a change in control of the Corporation.

     (c) Nontransferability. (i) Except as provided in (ii) below, no Award shall be assignable or transferable, and no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant, except by will or the laws of descent and distribution.

     (ii) Notwithstanding subparagraph (i) above, the Committee may determine that an Award may be transferred pursuant to a qualified domestic relations order, as determined by the Committee or its designee or that an Option may be transferred by an Employee to one or more members of the Employee's immediate family, to a partnership of which the only partners are members of the Employee's immediate family, or to a trust established by the Employee for the benefit of one or more members of the Employee's immediate family. For this purpose immediate family means the Employee's spouse, parents, children, grandchildren and the spouses of such parents, children and grandchildren. A transferee described in this subparagraph may not further transfer an Option. An Option transferred pursuant to this subparagraph shall remain subject to all of the applicable provisions of the Plan and the written option agreement.

     (d) No Right to Employment. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Employer. Further, the Employer expressly reserves the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement entered into with respect to an Award.

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     (e) No Rights as Stockholder. Subject to the provisions of the applicable
Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she has become the holder thereof. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.

     (f) Construction of the Plan. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of New York.

     (g) Effective Date. Subject to the approval of the stockholders of the Corporation, the Plan shall be effective on April 23, 1996. No Options or Awards may be granted under the Plan after December 31, 2001; provided, however, that the authority for grant of Restoration Options hereunder in accordance with
Section 6(d) shall continue, subject to the provisions of Section 5, as long as any Option granted hereunder remains outstanding.

     (h) Amendment of Plan. The Board of Directors may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief under Section 16(b) of the Securities Exchange Act of 1934 with which the Committee has determined it is necessary to desirable to have the Corporation comply. Notwithstanding anything to the contrary contained herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform with the local rules and regulations.

     (i) Amendment of Award. The Committee may amend, modify or terminate any outstanding Award with the Participant's consent at any time prior to payment or exercise in any manner not inconsistent with the terms of the Plan, including without limitation, (i) to change the date or dates as of which (A) an Option or Stock Appreciation Right becomes exercisable; (B) a Performance Share is deemed earned; (C) Restricted Stock becomes nonforfeitable; or (ii) to cancel and reissue an Award under such different terms and conditions as it determines appropriate, except that an outstanding stock option shall not be amended to reduce its original exercise price other than in connection with a transaction described in Section 5(c).

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                             THE CHUBB CORPORATION

              STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS (1996)

1.   PURPOSE

     The purpose of The Chubb Corporation Stock Option Plan for Non-Employee Directors (1992) (the "Plan") is to increase the proprietary and vested interest of the non-employee directors of The Chubb Corporation (the "Corporation") in the growth and performance of the Corporation by granting such directors options to purchase shares of Common Stock, $1.00 par value per share (the "Stock"), of the Corporation.

2.   ADMINISTRATION

     The Plan shall be administered by the Corporation's Board of Directors (the "Board"). Subject to the provisions of the Plan, the Board shall be authorized to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that the Board shall have no discretion with respect to the selection of directors to receive options under the Plan, the number of shares of Stock subject to any such options, the purchase price thereunder or the timing of grants of options under the Plan. The determinations of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Secretary of the Corporation shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of New York.

3.   ELIGIBILITY

     The class of individuals eligible for grant of options and Restoration Options under the Plan shall be Eligible Directors, as defined below. Eligible Director shall mean a director of the Corporation who is not an employee of the Corporation or its subsidiaries and has not, within one year immediately preceding the determination of such director's eligibility, received any award under any plan of the Corporation or its subsidiaries that entitles the participants therein to acquire stock, stock options or stock appreciation rights of the Corporation or its subsidiaries (other than any other plan under which participants' entitlements are governed by provisions meeting the requirements of Rule 16b-3(c)(2)(ii) promulgated under the Securities Exchange Act of 1934). Any holder of an option granted hereunder shall hereinafter be referred to as a "Participant".

STOCK OPTION PLAN FOR                                            AMENDED 9/11/98
NON-EMPLOYEE DIRECTORS-TCC

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4.   SHARES SUBJECT TO THE PLAN

     Subject to adjustment as provided in Section 7, an aggregate of 300,000 shares of Stock shall be available for issuance upon the exercise of options and Restoration Options, as described in Section 6, granted under the Plan. The shares of Stock deliverable upon the exercise of options and Restoration Options may be made available from authorized but unissued shares or shares reacquired by the Corporation, including shares purchased in the open market or in private transactions. If any option or Restoration Option granted under the Plan shall terminate for any reason without having been exercised, the shares subject to, but not delivered under, such option shall be available for other options and Restoration Options.

5.   GRANT, TERMS AND CONDITIONS OF OPTIONS

     Each individual who is an Eligible Director will be granted an option to purchase 2,000 shares of Stock as of the date of each Annual Shareholders Meeting following the effectiveness of the Plan at which such individual is elected or reelected to the office of director. The options granted will be nonstatutory stock options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and shall have the following terms and conditions:

          (a) Price. The purchase price per share of Stock deliverable upon the exercise of each option shall be 100% of the Fair Market Value per share of the Stock on the date the option is granted. For purposes of this Plan, Fair Market Value shall be the average of the highest and lowest per share sales prices as reported for consolidated trading of issues listed on the New York Stock Exchange on the date in question, or, if the Stock shall not have traded on such date, the average of the highest and lowest per share sales prices on the first date prior thereto on which the Stock was so traded.

          (b) Payment. Options may be exercised only upon payment of the purchase price thereof in full. Such payment shall be made in cash or in Stock, which shall have a Fair Market Value (determined in accordance with the rules of paragraph (a), above) at least equal to the aggregate exercise price of the shares being purchased, or a combination of cash and Stock.

          (c) Exercisability and Term of Options. Options shall be exercisable in whole or in part at all times during the period beginning on the date of grant until terminated, as provided in paragraph (d), below.

          (d) Termination of Service as Eligible Director.

               (i) Except as provided in subparagraph (ii) of this paragraph
          (d), all outstanding options held by a Participant shall be automatically cancelled upon such Participant's termination of service as an Eligible Director.

STOCK OPTION PLAN FOR                                            AMENDED 9/11/98
NON-EMPLOYEE DIRECTORS-TCC

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               (ii) Upon termination of a Participant's service as an Eligible
          Director by reason of such Participant's voluntary mid-term resignation, declining to stand for reelection (whether as a result of the Corporation's mandatory retirement program or otherwise), becoming an employee of the Corporation or a subsidiary thereof or becoming disabled (as defined in the Corporation's pension plan), all out-standing options held by such Participate on the date of such termination shall expire five years from the date upon which the Participant ceases to be an Eligible Director. In the event of the death of a Participant (whether before or after termination of service as an Eligible Director), all outstanding options held by such Participant (and not previously cancelled or expired) on the date of such death shall be fully exercisable by the Participant's legal representative within one year after the date of death (without regard to the expiration date of the option specified in accordance with the preceding sentence).

          (e) Non-transferability.

               (i) Except as provided in (ii) below, no option shall be assignable or transferable, no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant, except by will or the laws of descent and distribution, and during the lifetime of the Participant to whom an option is granted, it may be exercised only by the Participant or by the Participant's legal guardian or legal representative. Notwithstanding the above, options may be transferred pursuant to a qualified domestic relations order.

               (ii) Notwithstanding subparagraph (i) above, the Board may determine that an option may be transferred by a Participant to one or more members of the Participant's immediate family, to a partnership of which the only partners are members of the Participant's immediate family, or to a trust established by the Participant for the benefit of one or more members of the Participant's immediate family. For this purpose immediate family means the Participant's spouse, parents, children, grandchildren and the spouses of such parents, children and grandchildren. A transferee described in this subparagraph may not further transfer an option. Subject to such conditions that may be determined by the Board or a person or persons designated by the Board, an option transferred pursuant to this subparagraph shall remain subject to all of the applicable provisions of the Plan and the written option agreement.

          (f) Listing and Registration. Each option and Restoration Option shall be subject to the requirement that if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the Stock subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue or purchase of shares thereunder, no such option may

STOCK OPTION PLAN FOR                                            AMENDED 9/11/98
NON-EMPLOYEE DIRECTORS-TCC

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     be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Board.

          (g) Option Agreement. Each option and Restoration Option granted hereunder shall be evidenced by an agreement with the Corporation which shall contain the terms and provisions set forth herein and shall otherwise be consistent with the provisions of the Plan.

6.   GRANT, TERMS AND CONDITIONS OF RESTORATION OPTIONS

     In the event that, within seven years of the date of grant of an option granted hereunder (the "original option"), an Eligible Director delivers shares of the Stock in payment of the exercise price of the original option in accordance with Section 5(b), such Eligible Director shall be granted a Restoration Option, subject to the satisfaction of the conditions and criteria set forth below. Restoration Options will be nonstatutory options not intended to qualify under Section 422 of the Code and shall have the following terms and provisions:

          (a) Number of Shares. A Restoration Option shall entitle the holder thereof to purchase a number of shares of Stock equal to the number of such shares delivered upon exercise of the original option.

          (b) Price. A Restoration Option shall have a per share exercise price of 100% of the per share Fair Market Value, determined in accordance with
     Section 5(a), of the Stock on the date of grant of such Restoration Option.

          (c) Conditions. Notwithstanding any other provision of this Section 6, no Restoration Option shall be granted if (i) the per share Fair Market Value of the Stock is not at least 125% of the exercise price of the original option, (ii) the original option is a Restoration Option or (iii) the exercising Participant is not an Eligible Director on the date of exercise.

          (d) Other Provisions. Restoration Options shall be subject to all the other terms and conditions set forth in Section 5, except as expressly set forth and as modified in this Section 6.

7.   ADJUSTMENT OF AND CHANGES IN STOCK

     In the event of a stock split, stock dividend, subdivision or combination of the Stock or other change in corporate structure affecting the Stock, the number of shares of Stock authorized by the Plan shall be increased or decreased proportionately, as the case may be, and the number of shares of Stock subject to any outstanding option or Restoration Option shall be increased or decreased proportionately, as the case may be, with appropriate corresponding adjustment in the purchase price per share of Stock thereunder.

STOCK OPTION PLAN FOR                                            AMENDED 9/11/98
NON-EMPLOYEE DIRECTORS-TCC

8.   MERGERS, SALES AND CHANGE OF CONTROL

     In the case of (i) any merger, consolidation or combination of the Corporation with or into another corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in its outstanding Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof) or a sale of all or substantially all of the assets of the Corporation or (ii) a Change in Control (as defined below) of the Corporation, the holder of each option (including for purposes of this Section any Restoration Option) then outstanding immediately prior to such Change in Control shall (unless the Board determines otherwise) have the right to receive on the date or effective date of such event an amount equal to the excess of the Fair Market Value on such date of (a) the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a share of Stock, in the cases covered by clause (i) above, or in the case of a sale of assets referred to in such clause (i), a share of Stock, or (b) the final tender offer price in the case of a tender offer resulting in a Change in Control or
(c) the value of the Stock covered by the option as determined by the Board, in the case of Change in Control by reason of any other event, over the exercise price of such option, multiplied by the number of shares of Stock subject to such option. Unless otherwise determined by the Board, such amount will be payable fully in cash.

     Any determination by the Board made pursuant to this Section 8 will be made as to all outstanding options and shall be made (a) in cases covered by clause
(i) above, prior to the occurrence of such event, (b) in the event of a tender or exchange offer, prior to the purchase of any Stock pursuant thereto by the offeror and (c) in the case of a Change in Control by reason of any other event, just prior to or as soon as practicable after such Change in Control.

     A "Change in Control" shall be deemed to have occurred if (a) any person, or any two or more persons acting as a group, and all affiliates of such person or persons, shall own beneficially 25% or more of the Stock outstanding, or (b) if following (i) a tender or exchange offer for voting securities of the Corporation (other than any such offer made by the Corporation), or (ii) a proxy contest for the election of directors of the Corporation, the persons who were directors of the Corporation immediately before the initiation of such event (or directors who were appointed by such directors) cease to constitute a majority of the Board of Directors of the Corporation upon the completion of such tender or exchange offer or proxy contest or within one year after such completion.

9.   NO RIGHTS OF SHAREHOLDERS

     Neither a Participant nor a Participant's legal representative shall be, or have any of the rights and privileges of, a shareholder of the Corporation in respect of any shares purchasable upon the exercise of any option or Restoration Option, in whole or in part, unless and until certificates for such shares shall have been issued.

STOCK OPTION PLAN FOR                                            AMENDED 9/11/98
NON-EMPLOYEE DIRECTORS-TCC

10.  PLAN AMENDMENTS

     The Plan may be amended by the Board, as it shall deem advisable or to conform to any change in any law or regulation applicable thereto; provided, that the Board may not, without the authorization and approval of shareholders:
(i) increase the number of shares which may be purchased pursuant to options or Restoration Options hereunder, either individually or in the aggregate, except as permitted by Section 7, (ii) change the requirements of Sections 5(a) and 6(b) that option grants be priced at Fair Market Value, except as permitted by
Section 7, (iii) modify in any respect the class of individuals who constitute Eligible Directors; or (iv) materially increase the benefits accruing to Participants hereunder. The provisions of Sections 3, 5 and 6 may not be amended more often than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules under either such statute.

11.  EFFECTIVE DATE AND DURATION OF PLAN

     The Plan shall become effective on the day after the Corporation's Annual Shareholders Meeting at which the Plan is approved by Shareholders. The Plan shall terminate on the day following the fifth Annual Shareholders Meeting at which Directors are elected succeeding the Annual Shareholders Meeting at which the Plan was approved by Shareholders, unless the Plan is extended or terminated at an earlier date by Shareholders; provided, however, that grants of Restoration Options pursuant to Section 6 shall continue until the seventh anniversary of such fifth Annual Shareholders' Meeting.


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STOCK OPTION PLAN FOR
NON-EMPLOYEE DIRECTORS - TCC                                     AMENDED 9/11/98

                              THE CHUBB CORPORATION

                      LONG-TERM STOCK INCENTIVE PLAN (1992)

SECTION 1. PURPOSE

     The purposes of The Chubb Corporation Long-Term Stock Incentive Plan (1992) (the "Plan") are to promote the interests of The Chubb Corporation and its shareholders by (i) attracting and retaining executive personnel and other key employees of outstanding ability; (ii) motivating executive personnel and other key employees, by means of performance-related incentives, to achieve longer-range performance goals; and (iii) enabling such employees to participate in the long-term growth and financial success of The Chubb Corporation.

SECTION 2. DEFINITIONS

     "Affiliate" shall mean any corporation or other entity which is not a Subsidiary but as to which the Corporation possesses a direct or indirect ownership interest and has representation on the board of directors or any similar governing body.

     "Award" shall mean a grant or award under Section 6 through 11, inclusive, of the Plan, as evidenced in a written document delivered to a Participant as provided on Section 12(b).

     "Board of Directors" shall mean the Board of Directors of the Corporation.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" shall mean the Organization & Compensation Committee of the Board of Directors.

     "Common Stock" or "Stock" shall mean the Common Stock, $1.00 par value, of the Corporation.

     "Corporation" shall mean The Chubb Corporation.

     "Debenture" shall mean a convertible debenture awarded under Section 10 of the Plan.

     "Designated Beneficiary" shall mean the beneficiary designated by the Participant, in a manner determined by the Committee, to receive amounts due the Participant in the event of the Participant's death. In the absence of an effective designation by the Participant, Designated Beneficiary shall mean the Participant's estate.

     "Employee" shall mean any key employee of the Employer.

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LONG-TERM STOCK INCENTIVE PLAN - TCC                        AMEND. EFF. 11/10/98

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
     "Employer" shall mean the Corporation and any Subsidiary or Affiliate.

     "Fair Market Value" shall mean the average of the highest and lowest sales prices reported for consolidated trading of issues listed on the New York Stock Exchange on the date in question, or, if the Stock shall not have been traded on such date, the average of such highest and lowest sales prices on the first day prior thereto on which the Stock was so traded.

     "Fiscal Year" shall mean the fiscal year of the Corporation.

     "Incentive Stock Option" shall mean a stock option granted under Section 6 which is intended to meet the requirements of Section 422 of the Code.

     "Nonstatutory Stock Option" shall mean a stock option granted under Section 6 which is not intended to be an Incentive Stock Option.

     "Option" shall mean an Incentive Stock Option or a Nonstatutory Stock Option and shall include a Restoration Option.

     "Participant" shall mean an Employee who is selected by the Committee to receive an Award under the Plan.

     "Payment Value" shall mean the dollar amount assigned to a Performance Share which shall be equal to the Fair Market Value of the Common Stock on the day of the Committee's determination under Section 8(c)(1) with respect to the applicable Performance Cycle.

     "Performance Cycle" or "Cycle" shall mean the period of years selected by the Committee during which the performance is measured for the purpose of determining the extent to which an award of Performance Shares has been earned.

     "Performance Goals" shall mean the objectives established by the Committee for a Performance Cycle, for the purpose of determining the extent to which Performance Shares which have been contingently awarded for such Cycle are earned.

     "Performance Share" shall mean an award granted pursuant to Section 8 of the Plan expressed as a share of Common Stock.

     "Restricted Period" shall mean the period of years selected by the Committee during which a grant of Restricted Stock or Restricted Stock Units may be forfeited to the Corporation.

     "Restricted Stock" shall mean shares of Common Stock contingently granted to a Participant under Section 9 of the Plan.

     "Restoration Option" shall mean a stock option granted pursuant to Section 6(d).

     "Restricted Stock Unit" shall mean a fixed or variable dollar denominated unit contingently

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LONG-TERM STOCK INCENTIVE PLAN - TCC                        AMEND. EFF. 11/10/98
awarded under Section 9 of the Plan.

     "Stock Appreciation Right" shall mean a right granted under Section 7.

     "Stock Unit Award" shall mean an award of Common Stock or units granted under Section 11.

     "Subsidiary" shall mean any business entity in which the Corporation possesses directly or indirectly fifty percent (50%) or more of the total combined voting power.

SECTION 3. ADMINISTRATION

     The Plan shall be administered by the Committee. The Committee shall have sole and complete authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time deem advisable, and to interpret the terms and provisions of the Plan. The Committee may delegate to one or more executive officers of the Corporation the power to make Awards to Participants who are not executive officers or directors of the Corporation provided the Committee shall fix the maximum amount of such Awards for the group and a maximum for any one Participant. The Committee's decisions shall be binding upon all persons, including the Corporation, stockholders, an Employer, Employees, Participants and Designated Beneficiaries.

SECTION 4. ELIGIBILITY

     All Employees who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Corporation are eligible to be Participants in the Plan.

SECTION 5. MAXIMUM AMOUNT AVAILABLE FOR AWARDS

     (a) The maximum number of shares of Stock in respect of which Awards may be made under the Plan shall be a total of 4,400,000 shares of Common Stock, of which not more than 1,760,000 may be awarded as Restricted Stock. Shares of Common Stock may be made available from the authorized but unissued shares of the Corporation or from shares reacquired by the Corporation, including shares purchased in the open market. In the event that (i) an Option or Stock Appreciation Right is settled for cash or expires or is terminated unexercised as to any shares of Common Stock covered thereby, or (ii) any Award in respect of shares is cancelled or forfeited for any reason under the Plan without the delivery of shares of Common Stock, such shares shall thereafter be again available for award pursuant to the Plan. In the event that any Option or other Award granted hereunder is exercised through the delivery of shares of Common Stock, the number of shares of Common Stock available for Awards under the Plan shall be increased by the number of shares so surrendered, to the extent permissible under Rule 16b-3, as promulgated under the Securities Exchange Act of 1934 and as interpreted from time to time by the Securities and Exchange Commission or its staff.

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LONG-TERM STOCK INCENTIVE PLAN - TCC                        AMEND. EFF. 11/10/98

     (b) In the event that the Committee shall determine that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar corporate event affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in its sole discretion, and in such manner as the Committee may deem equitable, adjust any or all of (1) the number and kind of shares which thereafter may be awarded or optioned and sold or made the subject of Stock Appreciation Rights under the Plan, (2) the number and kind of shares subject to outstanding Options and other Awards, and (3) the grant, exercise or conversion price with respect to any of the foregoing and/or, if deemed appropriate, make provision for a cash payment to a Participant or a person who has an outstanding Option or other Award provided, however, that the number of shares subject to any Option or other Award shall always be a whole number.

SECTION 6. STOCK OPTIONS

     (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Options shall be granted, the number of shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Nonstatutory Stock Options, or to grant both types of options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any implementing regulations.

     (b) Option Price. The Committee shall establish the option price at the time each Option is granted, which price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant.

     (c) Exercise. (1) Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award or thereafter; provided, however, that in no event may any Option granted hereunder be exercisable after the expiration of ten years from the date of such grant. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

     (2) No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Corporation. Such payment may be made in cash, or its equivalent, or, if and to the extent permitted by the Committee, by exchanging shares of Common Stock owned by the optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Common Stock so tendered to the Corporation, valued as of the date of such tender, is at least equal to such option price.

     (d) Restoration Options. In the event that any Participant delivers shares of Common Stock

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LONG-TERM STOCK INCENTIVE PLAN - TCC                        AMEND. EFF. 11/10/98
in payment of the exercise price of any Option granted hereunder in accordance with Section 6(c)(2), the Committee shall have the authority to grant or provide for the automatic grant of a Restoration Option to such Participant. The grant of a Restoration Option shall be subject to the satisfaction of such conditions or criteria as the Committee in its sole discretion shall establish from time to time. A Restoration Option shall entitle the holder thereof to purchase a number of shares of Common Stock equal to the number of such shares so delivered upon exercise of the original Option and, in the discretion of the Committee, the number of shares, if any, tendered to the Corporation to satisfy any withholding tax liability arising in connection with the exercise of the original Option. A Restoration Option shall have a per share exercise price of not less than 100% of the per share Fair Market Value of the Common Stock on the date of grant of such Restoration Option, a term not longer than the remaining term of the original Option at the time of exercise thereof, and such other terms and conditions as the Committee in its sole discretion shall determine.

SECTION 7. STOCK APPRECIATION RIGHTS

     (a) The Committee may, with sole and complete authority, grant Stock Appreciation Rights in tandem with an Option, in addition to an Option, or freestanding and unrelated to an Option. Stock Appreciation Rights granted in tandem with or in addition to an Option may be granted either at the same time as the Option or at a later time. Stock Appreciation Rights shall not be exercisable earlier than six months after grant, shall not be exercisable after the expiration of ten years from the date of grant and shall have an exercise price of not less than 100% of the Fair Market Value of the Common Stock on the date of grant.

     (b) A Stock Appreciation Right shall entitle the Participant to receive from the Corporation an amount equal to the excess of the Fair Market Value of a share of Common Stock on the exercise of the Stock Appreciation Right over the grant price thereof, provided that the Committee may for administrative convenience determine that, for any Stock Appreciation Right which is not related to an Incentive Stock Option which Stock Appreciation Right can only be exercised during limited periods of time in order to satisfy the conditions of certain rules of the Securities and Exchange Commission, the exercise of any such Stock Appreciation Right for cash during such limited period shall be deemed to occur for all purposes hereunder on the day during such limited period on which the Fair Market Value of the Stock is the highest. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted prior to such determination as well as Stock Appreciation Rights thereafter granted. The Committee shall determine upon the exercise of a Stock Appreciation Right whether such Stock Appreciation Right shall be settled in cash, shares of Common Stock or a combination of cash and shares of Common Stock.

SECTION 8. PERFORMANCE SHARES

     (a) The Committee shall have sole and complete authority to determine the Employees who shall receive Performance Shares and the number of such shares for each Performance Cycle, and to determine the duration of each Performance Cycle and the value of each Performance Share. There may be more than one Performance Cycle in existence at any one time, and the duration of Performance Cycles may differ from each other.

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LONG-TERM STOCK INCENTIVE PLAN - TCC                        AMEND. EFF. 11/10/98

     (b) The Committee shall establish Performance Goals for each Cycle on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select. During any Cycle, the Committee may adjust the Performance Goals for such Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Corporation, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

     (c) (1) As soon as practicable after the end of a Performance Cycle, the Committee shall determine the number of Performance Shares which have been earned on the basis of performance in relation to the established Performance Goals.

          (2) Payment Values of earned Performance Shares shall be distributed to the Participant or, if the Participant has died, to the Participant's Designated Beneficiary, as soon as practicable after the expiration of the Performance Cycle and the Committee's determination under paragraph (1), above. The Committee shall determine whether Payment Values are to be distributed in the form of cash and/or shares of Common Stock.

SECTION 9. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

     (a) Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom shares of Restricted Stock and Restricted Stock Units shall be granted, the number of shares of Restricted Stock and the number of Restricted Stock Units to be granted to each Participant, the duration of the Restricted Period during which, and the conditions under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Corporation, and the other terms and conditions of such Awards. The Restricted Period shall consist of at least one year (which may be shortened or waived by the Committee at any time in its discretion) with respect to one or more Participants or Awards outstanding.

     (b) Shares of Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except as herein provided, during the Restricted Period. Certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Corporation. At the expiration of the Restricted Period, the Corporation shall deliver such certificates to the Participant or the Participant's legal representative. Payment for Restricted Stock Units shall be made to the Corporation in cash and/or shares of Common Stock, as determined at the sole discretion of the Committee.

SECTION 10. DEBENTURES

     (a) The Committee may award, to any Participant, Debentures on such terms and conditions as the Committee shall determine.

     (b) The Debentures are to be issued pursuant to a signed written agreement containing such terms and conditions as the Committee may determine.

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LONG-TERM STOCK INCENTIVE PLAN - TCC                        AMEND. EFF. 11/10/98

     (c) (1) Each Debenture will have a maturity date of the earliest of (i) such date as the Committee shall determine at the time of award, or (ii) such date as the Corporation redeems a series of Debentures or pre-pays an individual Debenture. The Debentures shall be issued in such denominations and will accrue interest, from the date of issuance, at such rate, which may be fixed or variable, as may be set by the Committee at the time of award.

          (2) Debentures will be convertible into fully paid and non-assessable shares of Common Stock or such other type of securities, which may immediately be convertible into Common Stock, as the Committee shall determine at the time of award, to the extent the terms and conditions of the award and the Plan are met, but in no event later than the due date. Any such securities, including Common Stock, into which the Debenture is convertible, may be subject to such conditions and restrictions as the Committee shall determine. The conversion rate of a Debenture shall be set by reference to the Fair Market Value of the Common Stock, book value or such other value as the Committee determines.

SECTION 11. OTHER STOCK BASED AWARDS

     (a) In addition to granting Options, Stock Appreciation Rights, Performance Shares, Restricted Stock, Restricted Stock Units and Debentures, the Committee shall have authority to grant to Participants Stock Unit Awards which can be in the form of Common Stock or units, the value of which is based, in whole or in part, on the value of Common Stock. Subject to the provisions of the Plan, including Section 11(b) below, Stock Unit Awards shall be subject to such terms, restrictions, conditions, vesting requirements and payment rules (all of which are sometimes hereinafter collectively referred to as "rules") as the Committee may determine in its sole and complete discretion at the time of grant. The rules need not be identical for each Stock Unit Award.

     (b) In the sole and complete discretion of the Committee, a Stock Unit Award may be granted subject to the following rules:

          (1) Any shares of Common Stock which are part of a Stock Unit Award may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued or, if later, the date provided by the Committee at the time of grant of the Stock Unit Award.

          (2) Stock Unit Awards may provide for the payment of cash consideration by the person to whom such Award is granted or provide that the Award, and any Common Stock to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration, provided that for any Common Stock to be purchased in connection with a Stock Unit Award the purchase price shall be not less than 100% of the Fair Market Value of such Common Stock on the date such Award is granted.

          (3) Stock Unit Awards may relate in whole or in part to certain performance criteria established by the Committee at the time of grant.

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LONG-TERM STOCK INCENTIVE PLAN - TCC                        AMEND. EFF. 11/10/98

          (4) Stock Unit Awards may provide for deferred payment schedules and/or vesting over a specified period of employment.

          (5) In such circumstances as the Committee may deem advisable, the Committee may waive or otherwise remove, in whole or in part, any restriction or limitation to which a Stock Unit Award was made subject at the time of grant.

     (c) In the sole and complete discretion of the Committee, an Award, whether made as a Stock Unit Award under this Section 11 or as an Award granted pursuant to Sections 6 through 10, may provide the Participant with (i) dividends or dividend equivalents (payable on a current or deferred basis) and (ii) cash payments in lieu of or in addition to an Award.

SECTION 12. GENERAL PROVISIONS

     (a) Withholding. The Employer shall have the right to deduct from all amounts paid to a Participant in cash (whether under this Plan or otherwise) any taxes required by law to be withheld in respect of Awards under this Plan. In the case of payments of Awards in the form of Common Stock, at the Committee's discretion the Participant may be required to pay to the Employer the amount of any taxes required to be withheld with respect to such Common Stock or, in lieu thereof, the Employer shall have the right to retain (or the Participant may be offered the opportunity to elect to tender) the number of shares of Common Stock whose Fair Market Value equals the amount required to be withheld.

     (b) Awards. Each Award hereunder shall be evidenced in writing, delivered to the Participant and shall specify the terms and conditions thereof and any rules applicable thereto, including but not limited to the effect on such Award of the death, retirement or other termination of employment of the Participant and the effect thereon, if any, of a change in control of the Corporation.

     (c) Nontransferability.

          (1) Except as provided in (2) below, no Award shall be assignable or transferable, and no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant, except by will or the laws of descent and distribution.

          (2) Notwithstanding subparagraph (1) above, a Nonstatutory Option held by an officer of The Chubb Corporation and Chubb & Son, a division of Federal Insurance Company at or above the level of Executive Vice President or such other key senior executives of the Corporation and its subsidiaries as the Chairman may designate that is outstanding on November 10, 1998 may be transferred by an Employee to one or more members of the Employee's immediate family, to a partnership of which the only partners are members of the Employee's immediate family, or to a trust established by the Employee for the benefit of one or more members of the employee's immediate family. For this purpose immediate family means the Employee's spouse, parents, children, grandchildren

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LONG-TERM STOCK INCENTIVE PLAN - TCC                        AMEND. EFF. 11/10/98
     and the spouses of such parents, children and grandchildren. A transferee described in this subparagraph may not further transfer an Option. An
     Option transferred pursuant to this subparagraph shall remain subject to all of the applicable provisions of the Plan and the written option agreement.

     (d) No Right to Employment. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Employer. Further, the Employer expressly reserves the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement entered into with respect to an Award.

     (e) No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she has become the holder thereof. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.

     (f) Construction of the Plan. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of New York.

     (g) Effective Date. Subject to the approval of the stockholders of the Corporation, the Plan shall be effective on April 28, 1992. No Options or Awards may be granted under the Plan after December 31, 1996; provided, however, that the authority for grant of Restoration Options hereunder in accordance with
Section 6(d) shall continue, subject to the provisions of Section 5, as long as any Option granted hereunder remains outstanding.

     (h) Amendment of Plan. The Board of Directors may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief under Section 16(b) of the Securities Exchange Act of 1934. Notwithstanding anything to the contrary contained herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform with the local rules and regulations.

     (i) Amendment of Award. The Committee may amend, modify or terminate any outstanding Award with the Participant's consent at any time prior to payment or exercise in any manner not inconsistent with the terms of the Plan, including without limitation, (i) to change the date or dates as of which (A) an Option or Stock Appreciation Right becomes exercisable; (B) a Performance Share is deemed earned; (C) Restricted Stock becomes nonforfeitable; or (D) a Debenture becomes convertible, or (ii) to cancel and reissue an Award under such different terms and conditions as it determines appropriate.

--------------------------------------------------------------------------------
LONG-TERM STOCK INCENTIVE PLAN - TCC                        AMEND. EFF. 11/10/98

                              THE CHUBB CORPORATION

               STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS (1992)

1.       PURPOSE

         The purpose of The Chubb Corporation Stock Option Plan for Non-Employee Directors (1992) (the "Plan") is to increase the proprietary and vested interest of the non-employee directors of The Chubb Corporation (the "Corporation") in the growth and performance of the Corporation by granting such directors options to purchase shares of Common Stock, $1.00 par value per share (the "Stock"), of the Corporation.

2.       ADMINISTRATION

         The Plan shall be administered by the Corporation's Board of Directors (the "Board"). Subject to the provisions of the Plan, the Board shall be authorized to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that the Board shall have no discretion with respect to the selection of directors to receive options under the Plan, the number of shares of Stock subject to any such options, the purchase price thereunder or the timing of grants of options under the Plan. The determinations of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Secretary of the Corporation shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of New York.

3.       ELIGIBILITY

         The class of individuals eligible for grant of options and Restoration Options under the Plan shall be Eligible Directors, as defined below. Eligible Director shall mean a director of the Corporation who is not an employee of the Corporation or its subsidiaries and has not, within one year immediately preceding the determination of such director's eligibility, received any award under any plan of the Corporation or its subsidiaries that entitles the participants therein to acquire stock, stock options or stock appreciation rights of the Corporation or its subsidiaries (other than any other plan under which participants' entitlements are governed by provisions meeting the requirements of Rule 16b-3(c)(2)(ii) promulgated under the Securities Exchange Act of 1934). Any holder of an option granted hereunder shall hereafter be referred to as a "Participant".

4.       SHARES SUBJECT TO THE PLAN

         Subject to adjustment as provided in Section 7, an aggregate of 300,000 shares of Stock shall be available for issuance upon the exercise of options and Restoration Options, as described

The Chubb Corporation
Stock Option Plan For Non-Employee Directors (1992) (Amended 11/10/98)   Page 1
in Section 6, granted under the Plan. The shares of Stock deliverable upon the exercise of options and Restoration Options maybe made available from authorized but unissued shares or shares reacquired by the Corporation, including shares purchased in the open market or in private transactions. If any option or Restoration Option granted under the Plan shall terminate for any reason without having been exercised, the shares subject to, but not delivered under, such option shall be available for other options and Restoration Options.

5.       GRANT, TERMS AND CONDITIONS OF OPTIONS

Each individual who is an Eligible Director will be granted an option to purchase 2,000 shares of Stock as of the date of each Annual Shareholders Meeting following the effectiveness of the Plan at which such individual is elected or reelected to the office of director. The options granted will be nonstatutory stock options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and shall have the following terms and conditions.

                  (a) Price. The purchase price per share of Stock deliverable upon the exercise of each option shall be 100% of the Fair Market Value per share of the Stock on the date the option is granted. For purposes of this Plan, Fair Market Value shall be the average of the highest and lowest per share sales prices as reported for consolidated trading of issues listed on the New York Stock Exchange on the date in question, or, if the Stock shall not have traded on such date, the average of the highest and lowest per share sales prices on the first date prior thereto on which the Stock was so traded.

                  (b) Payment. Options may be exercised only upon payment of the purchase price thereof in full. Such payment shall be made in cash or in Stock, which shall have a Fair Market Value (determined in accordance with the rules of paragraph (a) above) at least equal to the aggregate exercise price of the shares being purchased, or a combination of cash and Stock.

                  (c) Exercisability and Term of Options. Options shall be exercisable in whole or in part at all times during the period beginning on the date of grant until terminated, as provided in paragraph (d), below.

                  (d) Termination of Service as Eligible Director.

                           (i) Except as provided in subparagraph (ii) of this
                  paragraph (d), all outstanding options held by a Participant shall be automatically cancelled upon such Participant's termination of service as an Eligible Director.

                           (ii) Upon termination of a Participant's service as
                  an Eligible Director by reason of such Participant's voluntary mid-term resignation, declining to stand for reelection (whether as a result of the Corporation's mandatory retirement program or otherwise), becoming an employee of the Corporation or a subsidiary thereof or becoming disabled (as defined in the Corporation's pension plan), all outstanding options held by such Participant on the date of such termination shall

The Chubb Corporation
Stock Option Plan For Non-Employee Directors (1992) (Amended 11/10/98)   Page 2
                  expire five years from the date upon which the Participant ceases to be an Eligible Director. In the event of the death of a Participant (whether before or after termination of service as an Eligible Director), all outstanding options held by such Participant (and not previously cancelled or expired) on the date of such death shall be fully exercisable by the Participant's legal representative within one year after the date of death (without regard to the expiration date of the option specified in accordance with the preceding sentence).

                  (e)  Non-transferability.

                           (i) Except as provided in (ii) below, no option shall
                  be assignable or transferable, no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant, except by will or the laws of descent and distribution, and during the lifetime of the Participant to whom an option is granted, it may be exercised only by the Participant or by the Participant's legal guardian or legal representative. Notwithstanding the above, options may be transferred pursuant to a qualified domestic relations order.

                           (ii) Notwithstanding subparagraph (i) above, the
                  Board may determine that an option may be transferred by a Participant to one or more members of the Participant's immediate family, to a partnership of which the only partners are members of the Participant's immediate family, or to a trust established by the Participant for the benefit of one or more members of the Participant's immediate family. For this purpose immediate family means the Participant's spouse, parents, children, grandchildren and the spouses of such parents, children and grandchildren. A transferee described in this subparagraph may not further transfer an option. Subject to such conditions that may be determined by the Board or a person or persons designated by the Board, an option transferred pursuant to this subparagraph shall remain subject to all of the applicable provisions of the Plan and the written option agreement.

                  (f) Listing and Registration. Each option and Restoration Option shall be subject to the requirement that if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the Stock subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue or purchase of shares thereunder, no such option may be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Board.

                  (g) Option Agreement. Each option and Restoration Option granted hereunder shall be evidenced by an agreement with the Corporation which shall contain the terms and provisions set forth herein and shall otherwise be consistent with the provisions of the Plan.

The Chubb Corporation
Stock Option Plan For Non-Employee Directors (1992) (Amended 11/10/98)   Page 3

6.       GRANT, TERMS AND CONDITIONS OF RESTORATION OPTIONS

In the event that, within seven years of the date of grant of an option granted hereunder (the "original option"), an Eligible Director delivers shares of the Stock in payment of the exercise price of the original option in accordance with
Section 5(b), such Eligible Director shall be granted a Restoration Option, subject to the satisfaction of the conditions and criteria set forth below. Restoration Options will be nonstatutory options not intended to qualify under
Section 422 of the code and shall have the following terms and provisions:

                  (a) Number of Shares. A Restoration Option shall entitle the holder thereof to purchase a number of shares of Stock equal to the number of such shares delivered upon exercise of the original option.

                  (b) Price. A Restoration Option shall have a per share exercise price of 100% of the per share Fair Market Value, determined in accordance with Section 5(a), of the Stock on the date of grant of such Restoration Option.

                  (c) Conditions. Notwithstanding any other provision of this
         Section 6, no Restoration Option shall be granted if (i) the per share Fair Market Value of the Stock is not at least 125% of the exercise price of the original option, (ii) the original option is a Restoration Option or (iii) the exercising Participant is not an Eligible Director on the date of exercise.

                  (d) Other Provisions. Restoration Options shall be subject to all other terms and conditions set forth in Section 5, except as expressly set forth and as modified in this Section 6.

7.       ADJUSTMENT OF AND CHANGES IN STOCK

In the event of a stock split, stock dividend, subdivision or combination of the Stock or other change in corporate structure affecting the Stock, the number of shares of Stock authorized by the Plan shall be increased or decreased proportionately, as the case may be, and the number of shares of Stock subject to any outstanding option or Restoration Option shall be increased or decreased proportionately, as the case may be, with appropriate corresponding adjustment in the purchase price per share of Stock thereunder.

8.       MERGERS, SALES AND CHANGE IN CONTROL

In the case of (i) any merger, consolidation or combination of the Corporation with or into another corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in its outstanding Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof) or a sale of all or substantially all of the assets of the Corporation or (ii) a Change in Control (as defined below) of the Corporation, the holder of each option (including for purposes of this Section any Restoration Option) then outstanding immediately prior to such Change in Control

The Chubb Corporation
Stock Option Plan For Non-Employee Directors (1992) (Amended 11/10/98)   Page 4
shall (unless the Board determines otherwise) have the right to receive on the date or effective date of such event an amount equal to the excess of the Fair Market Value on such date of (a) the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a share of Stock, in the cases covered by clause (i) above, or in the case of a sale of assets referred to in such clause (i), a share of Stock, or (b) the final tender offer price in the case of a tender offer resulting in a Change in Control or (c) the value of the Stock covered by the option as determined by the Board, in the case of Change in Control by reason of any other event, over the exercise price of such option, multiplied by the number of shares of Stock subject to such option. Such amount will be payable fully in cash.

Any determination by the Board made pursuant to this Section 8 will be made as to all outstanding options and shall be made (a) in cases covered by clause (i) above, prior to the occurrence of such event, (b) in the event of a tender or exchange offer, prior to the purchase of any Stock pursuant thereto by the offeror and (c) in the case of a Change in Control by reason of any other event, just prior to or as soon as practicable after such Change in Control.

A "Change in Control" shall be deemed to have occurred if (a) any person, or any two or more persons acting as a group, and all affiliates of such person or persons, shall own beneficially 25% or more of the Stock outstanding, or (b) if following (i) a tender or exchange offer for voting securities of the Corporation (other than any such offer made by the Corporation), or (ii) a proxy contest for the election of directors of the Corporation, the persons who were directors of the Corporation immediately before the initiation of such event (or directors who were appointed by such directors) cease to constitute a majority of the Board of Directors of the Corporation upon the completion of such tender or exchange offer or proxy contest or within one year after such completion.

9.       NO RIGHTS OF SHAREHOLDERS

Neither a Participant nor a Participant's legal representative shall be, or have any of the rights and privileges of, a shareholder of the Corporation in respect of any shares purchasable upon the exercise of any option or Restoration Option, in whole or in part, unless and until certificates for such shares shall have been issued.

10.      PLAN AMENDMENTS

The Plan may be amended by the Board, as it shall deem advisable or to conform to any change in any law or regulation applicable thereto; provided, that the Board may not, without the authorization and approval of shareholders: (i) increase the number of shares which may be purchased pursuant to options or Restoration Options hereunder, either individually or in the aggregate, except as permitted by Section 7, (ii) change the requirements of Sections 5(a) and 6(b) that option grants be priced at Fair Market Value, except as permitted by
Section 7, (iii) modify in any respect the class of individuals who constitute Eligible Directors; or (iv) materially increase the benefits accruing to Participants hereunder. The provisions of Sections 3, 5 and 6 may not be amended more often than once every six months, other than to comport with changes

The Chubb Corporation
Stock Option Plan For Non-Employee Directors (1992) (Amended 11/10/98)   Page 5
in the Code, the Employee Retirement Income Security Act, or the rules under either such statute.

11.      EFFECTIVE DATE AND DURATION OF PLAN

The Plan shall be come effective on the day after the Corporation's Annual Shareholders Meeting at which the Plan is approved by Shareholders. The Plan shall terminate on the day following the fifth Annual Shareholders Meeting at which Directors are elected succeeding the Annual Shareholders Meeting at which the Plan was approved by Shareholders, unless the Plan is extended or terminated at an earlier date by Shareholders; provided, however, that grants of Restoration Options pursuant to Section 6 shall continue until the seventh anniversary of such fifth Annual Shareholders' meeting.


The Chubb Corporation
Stock Option Plan For Non-Employee Directors (1992) (Amended 11/10/98)   Page 6

                              THE CHUBB CORPORATION

                           DEFERRED COMPENSATION PLAN
                                  FOR DIRECTORS
                            ------------------------

Section 1. Effective Date

The effective date of the Plan is July 1, 1987.

Section 2. Eligibility

Any Director of The Chubb Corporation (the "Company") or any Director of a participating subsidiary of the Company who is also a Director of the Company, who is not an officer or employee of the Company or a subsidiary thereof is eligible to participate in the Plan. A subsidiary shall become a participating subsidiary upon adoption of this Plan by the Board of Directors and by obtaining the consent to such adoption from the Board of Directors of the Company.

Section 3. Deferred Compensation Accounts

There shall be established for each participant a deferred compensation account or accounts in the participant's name.

Section 4. Amount of Deferral

A participant may elect to defer receipt for any Plan Year of all compensation payable to the participant in the form of stipends and/or meeting fees for serving on the Board of Directors of the Company and Committees of the Board of Directors as well as compensation payable to the participant in the form of stipends and/or meeting fees for serving on the Board of Directors and Committees of the Board of Directors of participating subsidiaries of the Company.

Section 5. Investment of Deferred Amounts

a) General. A participant may designate, in increments of 10%, what part of the compensation to be deferred or compensation already deferred that should be allocated to a cash account, a market value account and a shareholder's equity value account or any combination of such accounts. With the exception of allocations to a shareholder's equity account (which must be made in accordance with Section 5(d), any change in such designation may be made no later than the 15th day of each March, June, September and December during the deferral period to

Page 1 of 4                                     Amended Eff. November 10, 1998
     be effective on the date next following such notification that compensation would have been paid in accordance with the Company's normal practice, or as applicable, the participating subsidiary's normal practice, but for the election to defer.

b) Cash Account. The amount, if any, allocated to the participant's deferred compensation cash account shall be credited with interest, to be compounded quarterly, calculated prospectively at a rate equal to the prime rate of Citibank, N.A. in effect on the first day of each January, April, July and October during the deferral period.

c) Market Value Account. The amount, if any, allocated to the participant's deferred compensation market value account on each date compensation would have been paid in accordance with the Company's normal practice, or as applicable, the participating subsidiary's normal practice, but for the election to defer shall be expressed in units, the number of which shall be equal to such amount divided by the closing price of shares of the Company's Common Stock on the New York Stock Exchange (hereinafter referred to as "Market Value") on such date or on the trading day next preceding such date if such date is not a trading day. On each date that the Company pays a regular cash dividend on shares of its Common Stock outstanding, the participant's account shall be credited with a number of units equal to the amount of such dividend per share multiplied by the number of units in the participant's account on such date divided by the Market Value on such dividend date or on the trading day next preceding such date if the dividend payment date is not a trading day. The value of the units in the participant's market value account on any given date shall be determined by reference to the Market Value on such date. Any amount allocated to a market value account may not thereafter be reallocated to any other account.

d) Shareholder's Equity Account. At any time during the period commencing January 1 and ending March 15 of any calendar year, the participant may elect to allocate on April 1 of such year to a deferred compensation shareholder's equity account compensation payable on April 1 of such year which he has previously elected to defer or amounts in the participant's cash account on such date (in increments of 10%) of such compensation or cash account balance. The amounts so allocated shall be expressed in units, the number of which shall be equal to such amount divided by the shareholder's equity per share as reported in the Company's Annual Report to Shareholders for the year just ended. Any amount allocated to a shareholder's equity account may not thereafter be reallocated to any other account.

     On each date that the Company pays a regular cash dividend on shares of its Common Share outstanding, the participant's shareholder's equity account shall be credited with a number of units equal to the amount of such dividend per share multiplied by the number of units in the participant's shareholder's equity account on such date divided by the Market Value on such dividend date or on the trading day next preceding such date if the dividend payment date is not a trading day. The value of the units in the participant's shareholder's equity account on any given date shall be determined by reference to the shareholder's equity at the close of the most recent fiscal year.

e) Recapitalization. The number of units in the participant's market value and shareholder's equity accounts shall be proportionally adjusted for any increase or decrease in the number of

Page 2 of 4                                     Amended Eff. November 10, 1998
     issued shares of Common Stock of the Company resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares effected without receipt of consideration by the Company, or any distribution or spin-off of assets (other than cash) to the shareholders of the Company.

Section 6. Period of Deferral

A participant may elect to defer receipt of compensation either (a) until a specified year I the future or (b) until the participant's termination of service as a Director of the Company. If alternative (a) is elected, actual payment will be made or will commence within ninety days after the beginning of the year specified. If alternative (b) is elected, payment will be made or will commence within ninety days after termination of services as a Director of the Company.

Section 7.  Form of Payment

A participant may elect to receive the compensation deferred under the plan in either (a) a lump sum of (b) a number of annual installments as specified by the participants. All amounts shall be paid in cash except that the market value account shall be paid in shares of the Company's Common Stock (other than any fractional share which shall be paid in cash).

Section 8.  Death or Disability Prior to Receipt

In the event that a participant dies or becomes totally and permanently disabled prior to receipt of any or all of the amounts payable to the participant pursuant to the Plan, any amounts remaining in the participant's deferred compensation account shall be paid to his estate or personal representative in a lump sum within ninety (90) days following the Company's notification of the participant's death or disability.

Section 9.  Time of Election of Deferral

The Plan Year shall be the period from July 1, 1987 to December 31, 1987 and effective January 1, 1988, the period commencing January 1 and ending December 31 of each year.

An election to defer compensation may be made by a nominee for election as a Director prior to, or concurrently with the nominee's election for, the term for which the nominee is being elected, and may be made by a person then currently serving as a Director for the next succeeding Plan Year no later than the preceding December 15th (or June 15, 1987 for the Plan Year beginning July 1,
1987).

Section 10.  Manner of Electing Deferral

A participant may elect to defer stipend and/or meeting fee compensation by giving written notice to the Secretary of the Company on a form provided by the Company, which notice shall include the accounts to which such deferred amounts are to be allocated and the percentage (in

Page 3 of 4                                     Amended Eff. November 10, 1998
increments of 10%) of such amounts to be allocated to each account, the period of deferral, and the form of payment, including the number of installments.

Section 11.  Effect of Election

An election to defer compensation shall be irrevocable once the Plan Year to which it applies has commenced. An election covering more than one Plan Year may be revoked or modified with respect to Plan Years not yet begun by notifying the Secretary of the Company in writing at least fifteen (15) days prior to the commencement of such Plan Year. Notwithstanding anything in the Plan to the contrary, a participant's deferred compensation accounts may be reduced from time to time in connection with the purchase of life insurance on the life of the participant pursuant to the Company's Estate Enhancement Program. Such reduction shall be in accordance with rules promulgated from time to time by the administrators identified in Section 15 and any such life insurance contract shall contain such terms as such administrators shall determine.

Section 12.  Participant's Rights Unsecured

The right of any participant to receive future payments under the provisions of the Plan shall be an unsecured claim against the general assets of the Company, or as applicable, the participant subsidiary.

Section 13.  Statement of Accounts

Statements will be sent to each participant by April 1st of each year as to the value of the participant's deferred compensation accounts as of the end of the preceding December.

Section 14.  Assignability

No right to receive payments hereunder shall be transferable or assignable by a participant, except by will or by the laws of descent and distribution. The participant may not sell, assign, transfer, pledge or otherwise encumber any interest in the participant's deferred compensation account and any attempt to do so shall be void against, and shall not be recognized by, the Company or participating subsidiaries.

Section 15.  Administration

The Plan shall be administered by the Secretary and the General Counsel of the Company, who together shall have the authority to adopt rules and regulations for carrying out the Plan and interpret, construe and implement the provisions of the Plan.

Section 16.  Amendment

The Plan may at any time or from time to time be amended, modified or terminated by the Company. No amendment, modification or termination shall, without the consent of the participant, adversely affect accruals in such participant's deferred compensation account or accounts at the time of such amendment, modification or termination.

Page 4 of 4                                     Amended Eff. November 10, 1998

                              The Chubb Corporation
                      Executive Deferred Compensation Plan

1.   STATEMENT OF PURPOSE

     The purpose of The Chubb Corporation Executive Deferred Compensation Plan (the "Plan") is to aid The Chubb Corporation and its subsidiaries in attracting and retaining key employees by providing a non-qualified compensation deferral vehicle.

2.   DEFINITIONS

     2.01 BENEFICIARY - "Beneficiary" means the person or persons designated as such in accordance with Section 8.

     2.02 BOARD OF DIRECTORS - "Board of Directors" means the Board of Directors of The Chubb Corporation.

     2.03 BOND INDEX ACCOUNT - "Bond Index Account" means an investment option providing for a return based upon the hypothetical investment of the Deferral Amount, or a portion thereof, in the Vanguard Bond Index Fund-Total Bond Market Portfolio.

     2.04 CALENDAR QUARTER - "Calendar Quarter" means any of the four calendar quarters in a full calendar year (e.g. January, February & March comprise the first calendar quarter).

     2.05 COMMITTEE - "Committee" means the Organization & Compensation Committee of the Board of Directors of The Chubb Corporation that will administer the Plan pursuant to the provisions of Section 3 of the Plan.

     2.06 COMPANY - "Company" means The Chubb Corporation and, for purposes of
          Section 2.27 and such other purposes as determined by the Committee, shall include any subsidiary of The Chubb Corporation.

     2.07 COMPENSATION - "Compensation" means the Participant's salary, annual incentive bonus, or other items deemed Compensation by the Committee for purposes of this Plan.

November 1998

===============================================================================
The Chubb Corporation                      Executive Deferred Compensation Plan


     2.08 CYCLE - "Cycle" means the twelve month pay-in period for each deferral. The first Cycle shall begin on January 1, 1999 and end on December 31, 1999. The following Cycles shall begin on January 1 of each year and end on December 31 of such year.

     2.09 DECLINING BALANCE INSTALLMENTS - "Declining Balance Installments" means a series of annual payments such that each payment is determined by taking that portion of the Participant's Deferred Compensation Account in the Bond Index Account or the Equity Index Account as of the Distribution Date and dividing by the number of years of distributions remaining.

     2.1 DEFERRAL AMOUNT - "Deferral Amount" means the total amount of Elective Deferred Compensation and/or Non-Elective Deferred Compensation with respect to a Participant.

     2.2 DEFERRED COMPENSATION ACCOUNT - "Deferred Compensation Account" means the account maintained on the books of account of the Company for a Participant pursuant to Section 6.

     2.3 DISABILITY - "Disability" means the Participant is eligible to receive benefits under a long term disability plan maintained by the Company.

     2.4 DISTRIBUTION DATE - "Distribution Date" means the date on which the Company makes distributions from the Participant's Deferred Compensation Account(s).

     2.5 EFFECTIVE DATE - "Effective Date" means the date on which this Plan is effective, November 10, 1998.

     2.6 ELECTION FORM - "Election Form" means the form or forms attached to this Plan and filed with the Committee by the Participant in order to participate in the Plan. The terms and conditions specified in the Election Form(s) are incorporated by reference herein and form a part of the Plan.

     2.7 ELECTIVE DEFERRED COMPENSATION - "Elective Deferred Compensation" means the total amount elected to be deferred by an Eligible Employee on his/her Election Form, subject to approval by the Committee.

November 1998

===============================================================================
The Chubb Corporation                      Executive Deferred Compensation Plan


     2.8 ELIGIBLE EMPLOYEE - "Eligible Employee" means any employee of The Chubb Corporation or the Chubb & Son division of Federal Insurance Company who is a Senior Vice President or higher assigned to pay band 7 or higher, or such other key executives of the Company as may be designated by the Chairman of The Chubb Corporation.

     2.9 EQUITY INDEX ACCOUNT - "Equity Index Account" means an investment option providing for a return based upon the hypothetical investment of the Deferral Amount, or a portion thereof, in the Fidelity Spartan U.S. Equity Index Fund.

     2.10 INVESTMENT ALLOCATION CHANGE FORM - "Investment Allocation Change Form" means the form attached to this Plan and filed with the Committee by the Participant in order to request a change in the allocation of the Participant's Deferred Compensation Account(s) among the Bond Index Account, Equity Index Account and the Stable Value Account. The terms and conditions specified in the Investment Allocation Change Form are incorporated by reference herein and form a part of the Plan.

     2.11 INVESTMENT FUNDS - "Investment Funds" means those mutual funds, investment indexes or other measures of performance identified by the Committee, which shall be used to determine the returns on the Participants' Deferred Compensation Accounts. The initial investment funds shall be the Bond Index Account, the Equity Index Account and the Stable Value Account. The Investment Funds may be changed by the Committee from time to time, at the sole discretion of the Committee.

     2.12 NON-ELECTIVE DEFERRED COMPENSATION - "Non-Elective Deferred Compensation" means the amount awarded to a Participant by the Committee pursuant to Section 4.02.

     2.13 PARTICIPANT - "Participant" means an Eligible Employee participating in the Plan in accordance with the provisions of Section 4.

     2.14 PLAN YEAR - "Plan Year" means the twelve month period beginning on the first day of the first Cycle in which the Eligible Employee elects to participate in the Plan. The initial Plan Year will commence on January 1,

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The Chubb Corporation                      Executive Deferred Compensation Plan


          1999 and end on December 31, 1999. Each later Plan year will begin on January 1 and end on December 31.

     2.15 RELATED EMPLOYMENT - "Related Employment" means the employment of a Participant by an employer that is not the Company provided (i) such employment is undertaken by the Participant at the request of the Company; (ii) immediately prior to undertaking such employment, the Participant was an employee of the Company, or was engaged in Related Employment as herein defined; and (iii) such employment is recognized by the Committee, in its sole discretion, as Related Employment.

     2.16 STABLE VALUE ACCOUNT - "Stable Value Account" means an investment option providing for a return based on the hypothetical investment of the Deferral Amount, or a portion thereof, in the Stable Value Portfolio of the Chubb Capital Accumulation Plan.

     2.17 SUBSTANTIALLY EQUAL INSTALLMENTS - "Substantially Equal Installments" means a series of annual payments, such that equal payments over the remaining payment period would exactly amortize the Participant's Deferred Compensation Account balance in the Stable Value Account as of the Distribution Date if the investment return remained constant at the return credited as of the Valuation Date immediately preceding the Distribution Date for the remainder of the payment period.

     2.18 TERMINATION OF EMPLOYMENT - "Termination of Employment" means the end of a Participant's employment with the Company for any reason other than Disability, Related Employment, or the termination of a Participant's Related Employment if the Participant returns to the Company.

     2.19 VALUATION DATE - "Valuation Date" means the date on which the value of a Participant's Deferred Compensation Account is determined for each Calendar Quarter as provided in Section 6 hereof. Unless and until changed by the Committee, the Valuation Dates within each Cycle shall be the last day of each of the four Calendar Quarters of the calendar year. If a Participant requests a Liquidating Distribution under
          Section 7.06, then, for such Participant's Deferred Compensation Account, the Valuation Date for the Plan Year in which the Liquidating

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The Chubb Corporation                      Executive Deferred Compensation Plan


          Distribution is requested shall be the last day of the Calendar Quarter in which the Participant submits the request.

     2.20 VESTED PARTICIPANT - "Vested Participant" means a Participant who would be eligible immediately for normal or early retirement under the qualified pension plan maintained by the Company.

3.   ADMINISTRATION OF THE PLAN

     3.01 PLAN ADMINISTRATOR. The Committee, subject to Section 3.02, shall be the sole administrator of the Plan, and will administer the Plan. The Committee shall have the power to formulate additional details and regulations for carrying out this Plan. The Committee also shall be empowered to make any and all determinations not authorized specifically herein that may be necessary or desirable for the effective administration of the Plan. The Committee is authorized to engage such accountants, consultants and other service providers necessary to assist in the administration of the Plan. Any decision or interpretation of any provision of this Plan adopted by the Committee shall be final and conclusive.

     3.02 DELEGATION OF DUTIES. The Committee may delegate any or all of its duties as to the administration of this Plan to other individuals or groups of individuals within the Company, as it deems appropriate.

4.   PARTICIPATION

     4.01 ELECTIVE PARTICIPATION

          a. Any Eligible Employee may elect to participate in the Plan for a given Cycle by filing a completed Election Form for the Cycle with the Manager of Compensation and Benefits. With regard to an election to participate:

               i. The Election Form must be filed with the Manager of Compensation and Benefits prior to the commencement of the Cycle to which the Election Form pertains, or at such earlier time as determined by the Committee. Provided, however, with respect to a deferral of salary, the Committee

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The Chubb Corporation                      Executive Deferred Compensation Plan


                    may allow an Election Form for a Cycle to be filed after the commencement of the Cycle with respect to salary to be paid after the Election Form is filed.

               ii.  The minimum deferral for a Cycle shall be $5,000.

               iii. A Participant may elect to receive payment of amounts deferred during a Cycle upon Termination of Employment, or in a specified year which shall be no earlier than in the third Plan Year following the Plan Year in which such amounts are deferred. Further, a Participant may elect to receive payment in a lump sum or in up to fifteen (15) annual installments.

          b. A Participant's election to defer future Compensation is irrevocable upon the filing of his/her Election Form with the Manager of Compensation and Benefits, provided, however, that an election to defer salary may be terminated with respect to amounts not yet earned by mutual agreement in writing between the Participant and the Committee. Such termination, if approved, shall be effective immediately.

     4.02 NON-ELECTIVE PARTICIPATION. The Committee can, in its sole discretion, award to an Eligible Employee Non-Elective Deferred Compensation. Unless otherwise specified by the Committee, the Participant shall determine the timing and form of payment of any Non-Elective Deferred Compensation at the time it is awarded, provided that the Participant may not elect to receive payment in a specific year which is prior to the third Plan Year following the Plan Year during which the amount is awarded.

5.   VESTING OF DEFERRED COMPENSATION ACCOUNT

     A Participant's interest in his/her Deferred Compensation Account shall vest immediately.

November 1998
                                      -6-
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The Chubb Corporation                      Executive Deferred Compensation Plan


6.   ACCOUNTS AND VALUATIONS

     6.01 DEFERRED COMPENSATION ACCOUNTS. A separate Deferred Compensation Account shall be established and maintained for each Participant for each Cycle. Deferred amounts will be credited to a Participant's account on the first day of the month following the time at which the amount would otherwise have been paid. Any Non-Elective Deferred Compensation awarded to a Participant shall be credited to the Participant's Deferred Compensation Account on such date as specified by the Committee.

     6.02 INVESTMENT ALLOCATION OF DEFERRED COMPENSATION ACCOUNT. The Participant's Deferral Amount shall be deemed to be invested in the Investment Funds in accordance with the Participant's election.

     6.03 INVESTMENT RETURN CREDITED. That portion of the Participant's Deferred Compensation Account in the Bond Index Account, Equity Index Account or Stable Value Account shall be credited quarterly with an investment return based on the investment return (gain or loss) of the fund in which the Deferral Amount is deemed to be hypothetically invested.

     6.04 TIMING OF CREDITING OF INVESTMENT RETURN. That portion of the Participant's Deferred Compensation Account in the Bond Index Account, Equity Index Account or Stable Value Account shall be revalued and credited with investment return as of each Valuation Date. As of each Valuation Date, the value of that portion of the Participant's Deferred Compensation Account in any such account shall consist of the balance of such account as of the immediately preceding Valuation Date, plus the amount of any transfers from another account since the preceding Valuation Date, minus the amount of all distributions and transfers to another account, if any, made from such account since the preceding Valuation Date. As of each Valuation Date, investment return shall be credited on that portion of the Participant's Deferred Compensation Account in the Bond Index Account, Equity Index Account or Stable Value Account since the immediately preceding Valuation Date after adjustment for any transfers thereto or distributions or transfers therefrom. With respect to any Elective Deferred Compensation or Non-Elective Deferred

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The Chubb Corporation                      Executive Deferred Compensation Plan


          Compensation deferred and credited to a Participant's account since the immediately preceding Valuation Date, investment return (or loss) credited on the Valuation Date shall be credited from the time the amount is credited to the Participant's account pursuant to Section 6.01.

     6.05 CHANGE OF INVESTMENT ALLOCATION BY A PARTICIPANT. A Participant may make different investment allocations for each Cycle, and may change a Cycle's investment allocation once a year. Any change will be effective as of April 1 of the next year if the Participant submits an Investment Allocation Change Form to the Manager of Compensation and Benefits by December 1 of any Plan year.

     6.06 CHANGE OF INVESTMENT FUNDS BY COMMITTEE. The Committee may change the Investment Funds from time to time. In the event of any such change, all Participants shall be given notice of the change at least thirty
          (30) days before the change is to be effective. In addition, each Participant shall be given the opportunity to change his or her allocation of Investment Funds for his or her Deferred Compensation Account as of the effective date for the change; this change shall be in addition to any change permitted under 6.05.

          The Committee's decision to change the Investment Funds shall not in any manner alter the returns on the Participants' Deferred Compensation Accounts prior to the effective date of the change.

     6.07 NATURE OF ACCOUNT ENTRIES. The establishment and maintenance of Participants' Deferred Compensation Accounts and the crediting of gains and losses pursuant to this Section 6, shall be merely bookkeeping entries and shall not be construed as giving any person any interest in any specific assets of the Company or of any subsidiary of the Company or any trust created by the Company, including any mutual funds or other investment funds owned by the Company or any such subsidiary or trust. The hypothetical investment of the Participants' Deferred Compensation Accounts in the Investment Funds shall be for bookkeeping purposes only, and shall not require the establishment of actual corresponding

November 1998
                                      -8-
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The Chubb Corporation                      Executive Deferred Compensation Plan


          funds by the Committee or the Company. Benefits accrued under this Plan shall constitute an unsecured general obligation of the Company.

7.   BENEFITS

     7.01 NORMAL BENEFIT

          a. A Participant's Deferred Compensation Account shall be paid to the Participant in accordance with the terms of the Participant's Election Form, subject to the terms and conditions specified in the Election Form. If a Participant elects to receive payment of that portion of his/her Deferred Compensation Account in the Stable Value Account in installments, subject to a maximum of fifteen (15) installments, payments shall be made in Substantially Equal Installments. If a Participant elects to receive payment of that portion of his/her Deferred Compensation Account in the Bond Index Account or Equity Index Account in installments, subject to a maximum of fifteen (15) installments, payments shall be made in Declining Balance Installments.

          b. Notwithstanding the provisions of Section 7.01a, and notwithstanding any contrary election made by the Participant on his/her Election Form, if a Participant has a Termination of Employment, and if the Participant does not qualify as a Vested Participant at the time of his/her Termination of Employment, the Participant's Deferred Compensation Account balance will be paid to the Participant in a lump sum in the year following the Participant's Termination of Employment. However, upon the written request of the Participant, the Committee, in its sole discretion, may allow payments to be made to the Participant in up to five (5) annual installments.

          c. In the event of a Participant's death prior to receiving any payments with respect to a Deferral Amount for a Cycle, the Participant's designated Beneficiary will receive an amount equal to the Participant's Deferred Compensation Account for such Cycle, and such amount shall be paid in a single sum or annual

November 1998
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The Chubb Corporation                      Executive Deferred Compensation Plan


               installments (not to exceed 10) in accordance with the Participant's election. However, the Committee may, in its sole discretion, pay the Participant's remaining account balance in a single sum if so requested by the Participant's Beneficiary. If the Participant's designated Beneficiary survives the Participant but dies before receiving a complete distribution of the Participant's account, the remaining account balance shall be paid to the estate of such Beneficiary in a lump sum.

          d. If a Participant dies after beginning to receive payments with respect to a Deferral Amount for a Cycle, the Participant's designated Beneficiary will receive an amount equal to the Participant's remaining account balance for such Cycle. Such remaining account balance shall continue to be paid in accordance with the Participant's election. However, the Committee may, in its sole discretion, pay the Participant's remaining account balance in a single sum if so requested by the Participant's Beneficiary. If the Participant's designated Beneficiary survives the Participant but dies before receiving a complete distribution of the Participant's account, the remaining account balance shall be paid to the estate of such Beneficiary in a lump sum.

     7.02 HARDSHIP BENEFIT. In the event that the Committee, upon written petition of the Participant, determines in its sole discretion, that the Participant has suffered an unforeseeable financial emergency, the Company may pay to the Participant, as soon as is practicable following such determination, an amount necessary to meet the emergency, not in excess of the Deferred Compensation Account credited to the Participant. The Deferred Compensation Account of the Participant thereafter shall be reduced to reflect the payment of a Hardship Benefit.

     7.03 REQUEST TO COMMITTEE FOR DELAY IN PAYMENT. A Participant shall have no right to modify in any way the schedule for the distribution of amounts from his/her Deferred Compensation Account that the Participant has specified in his/her Election Form. However, upon a written request submitted by the Participant to the Committee, the Committee may, in its

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                                      -10-
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The Chubb Corporation                      Executive Deferred Compensation Plan


          sole discretion, with respect to the Deferred Compensation Account for each Cycle:

          a.   Postpone one time the date on which payment shall commence; and

          b. Increase one time the number of installments to a number not to exceed fifteen (15).

          Any such request(s) must be made at least ninety (90) days prior to the earlier of (1) the beginning of the Plan Year in which the Participant has elected for distributions to commence, or (2) the Participant's Termination of Employment.

     7.04 TAXES; WITHHOLDING. To the extent required by law, the Company shall withhold from payments made hereunder an amount equal to at least the minimum taxes required to be withheld by the federal, or any state or local, government.

     7.05 DATE OF PAYMENTS. Except as otherwise provided in this Plan, payments under this Plan shall be made (or begin in the case of installments) on or before the fifteenth (15th) day of February of the calendar year following receipt of notice by the Committee of an event that entitles a Participant (or Beneficiary) to payments under the Plan, or at such other date as may be determined by the Committee. Amounts that become payable to the estate of a Beneficiary under Sections 7.01c or 7.01d or pursuant to Section 7.02 or Section 7.06 shall be paid within fifteen (15) days following the end of the calendar quarter in which a determination is made that an amount is payable, or at such other date as may be determined by the Committee.

     7.06 LIQUIDATING DISTRIBUTION. Notwithstanding any provisions of the Plan or the Participant's Election Form to the contrary, following the receipt of a written request from a Participant for a Liquidating Distribution, the Company shall pay to the Participant the Participant's Liquidating Distribution Account Balance in a lump sum. "Liquidating Distribution" shall mean a distribution requested by the Participant in writing directed

November 1998
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The Chubb Corporation                      Executive Deferred Compensation Plan


          to the Committee and specifically referencing this section. "Liquidating Distribution Account Balance" shall mean all of the Deferred Compensation Accounts under the Plan in which the Participant has an undistributed balance, decreased by a forfeiture penalty equal to ten percent (10%) of the value of the Participant's Deferred Compensation Account(s). A Liquidating Distribution shall be paid to a Participant on or before the fifteenth (15th) day of the month following the end of the calendar quarter during which the Participant requests the Liquidating Distribution.

          Notwithstanding any provisions of the Plan or the Participant's Election Form to the contrary, if the Participant requesting the Liquidating Distribution is, at the time of the request, an active employee of the Company, then the Participant, for a period of one (1) Plan Year following the Plan Year during which the request for the Liquidating Distribution is made, shall be ineligible to participate in the Plan with respect to any Compensation not yet deferred.

     7.07 ALLOCATION OF DISTRIBUTIONS. If a distribution of a portion of an account for a Cycle is made to a Participant or Beneficiary, and the amounts for such Cycle are invested in more than one Investment Fund, then a portion of such distribution shall be deemed to have been made from each Investment Fund on a prorata basis, based on the values of the Investment Funds as of the Valuation Date immediately preceding the distribution.

8.   BENEFICIARY DESIGNATION

     At any time prior to complete distribution of the benefits due to a Participant under the Plan, he/she shall have the right to designate, change, and/or cancel, any person(s) or entity as his/her Beneficiary (either primary or contingent) to whom payment under this Plan shall be made in the event of his/her death. Each Beneficiary designation shall become effective only when filed in writing with the Committee during the Participant's lifetime on a form provided by the Committee. The filing of a new beneficiary designation form will cancel all previously filed beneficiary designations relating to such Cycle or Cycles.

November 1998
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The Chubb Corporation                      Executive Deferred Compensation Plan


     Further, any finalized divorce of a Participant subsequent to the date of filing of a beneficiary designation form in favor of Participant's spouse shall revoke such designation.

     If a Participant fails to designate a Beneficiary as provided above, or if his/her beneficiary designation is revoked by divorce or otherwise without execution of a new designation, or if all designated Beneficiaries predecease the Participant, then the distribution of such benefits shall be made to the Participant's estate in a lump sum. If the Participant's designated Beneficiary survives the Participant but dies before receiving a complete distribution of the Participant's account, the remaining account balance shall be paid to the estate of such Beneficiary in a lump sum.

9.   AMENDMENT AND TERMINATION OF PLAN

     9.01 AMENDMENT. The Board of Directors may amend the Plan at any time in whole or in part, provided, however, that, except as provided in 9.02, no amendment shall be effective to decrease the benefits under the Plan payable to any Participant or Beneficiary with respect to any Elective or Non-Elective Deferred Compensation deferred prior to the date of the amendment. Written notice of any amendments shall be given to each Participant in the Plan.

     9.02 TERMINATION OF PLAN

          a. COMPANY'S RIGHT TO TERMINATE. The Board of Directors may terminate the Plan at any time.

          b. PAYMENTS UPON TERMINATION. Upon any termination of the Plan under this section, Compensation shall cease to be deferred prospectively, and, with respect to Compensation deferred previously, the Company will pay to the Participant (or the Participant's Beneficiary, if after the Participant's death), in a lump-sum, the value of his/her Deferred Compensation Account.

November 1998
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The Chubb Corporation                      Executive Deferred Compensation Plan


10.  MISCELLANEOUS

     10.01 UNSECURED GENERAL CREDITOR. Participants and their beneficiaries, heirs, successors and assignees shall have no legal or equitable rights, interests, or other claims in any property or assets of the Company, nor shall they be beneficiaries of, or have any rights, claims, or interests in any life insurance policies, annuity contracts, or the policies therefrom owned or that may be acquired by the Company ("policies"). Such policies or other assets of the Company shall not be held in any way as collateral security for the fulfilling of the obligations of the Company under this Plan. Any and all of the Company's assets and policies shall be and will remain general, unpledged, unrestricted assets of the Company. The Company's obligation under the Plan shall be that of an unfunded and unsecured promise of the Company to pay money in the future.

     10.02 GRANTOR TRUST. Although the Company is responsible for the payment of all benefits under the Plan, the Company, in its sole discretion, may contribute funds as it deems appropriate to a grantor trust for the purpose of paying benefits under this Plan. Such trust may be irrevocable, but assets of the trust shall be subject to the claims of creditors of the Company. To the extent any benefits provided under the Plan actually are paid from the trust, the Company shall have no further obligation with respect thereto, but to the extent not so paid, such benefits shall remain the obligation of, and shall be paid by, the Company. Participants shall have the status of unsecured creditors on any legal claim for benefits under the Plan, and shall have no security interest in any such grantor trust.

     10.03 SUCCESSORS AND MERGERS, CONSOLIDATIONS OR CHANGE IN CONTROL. The terms and conditions of this Plan shall inure to the benefit of the Participants and shall bind the Company, its successors, assignees, and personal representatives. If substantially all of the stock or assets of the Company are acquired by another entity, or if the Company is merged into, or consolidated with, another entity, then the obligations created hereunder shall be obligations of the acquirer or successor entity.

November 1998
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The Chubb Corporation                      Executive Deferred Compensation Plan


     10.04 NON-ASSIGNABILITY. Neither a Participant, nor any other person, shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, or convey in advance of the actual receipt, any amounts payable hereunder, or any part thereof. All rights to payments expressly are declared to be unassignable and nontransferable. No part of the amounts payable, prior to actual payment, shall be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant, or any other person, nor shall they be transferable by operation of law in the event of a Participant's, or any other person's, bankruptcy or insolvency.

     10.05 EMPLOYMENT OR FUTURE ELIGIBILITY TO PARTICIPATE NOT GUARANTEED. Nothing contained in this Plan, nor any action taken hereunder, shall be construed as a contract of employment, or as giving any Eligible Employee any right to be retained in the employ of the Company. Designation as an Eligible Employee may be revoked at any time by the Board of Directors with respect to any Compensation not yet deferred.

     10.06 PROTECTIVE PROVISIONS. A Participant will cooperate with the Company by furnishing any and all information requested by the Company in order to facilitate the payment of benefits hereunder, including taking such physical examinations as the Company reasonably may deem necessary and taking such other relevant action as may be requested by the Company. If a Participant refuses to cooperate, the Participant's election to defer any Compensation which has not yet been deferred shall become null and void, and the Participant shall not be eligible to make any further deferral elections under the Plan.

     10.07 GENDER, SINGULAR AND PLURAL. All pronouns, and any variations thereof, shall be deemed to refer to the masculine, feminine, or neuter, as the identity of the person(s) or entity(s) may require. As the context may require, the singular may be read as the plural and the plural as the singular.

November 1998
                                      -15-
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The Chubb Corporation                      Executive Deferred Compensation Plan


     10.08 CAPTIONS. The captions to the articles, sections, and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

     10.09 APPLICABLE LAW. This Plan shall be governed and construed in accordance with the laws of the State of New York.

     10.10 VALIDITY. In the event any provision of this Plan is found to be invalid, void, or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of this Plan.

     10.11 NOTICE. Any notice or filing required or permitted to be given to the Committee shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the principal office of the Company at 15 Mountain View Road, Warren, NJ 07059, directed to the attention of the Manager of Compensation and Benefits. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Any notice to the Participant shall be addressed to the Participant at the Participant's residence address as maintained in the Company's records. Any party may change the address for such party here set forth by giving notice of such change to the other parties pursuant to this Section.

November 1998

                         [CHUBB CORPORATION LETTERHEAD]

                                                               November 11, 1998

Mr. Thomas F. Motamed
14 Timberline Road
Hohokus, New Jersey 07423

Dear Tom:

     In order to induce you to remain in the employ of The Chubb Corporation (the "Company") and in consideration of your continuing in the Company's employ, the Company agrees to provide the severance benefits specified below on the terms and subject to the conditions stated. However, in the absence of a Change in Control of the Company, as defined below, nothing in this Agreement shall affect the Company's normal right to terminate your employment or your right to leave its employ.

     1. Change in Control. For purposes of this Agreement a Change in Control will be deemed to have occurred

          (A) if following (i) a tender or exchange offer for voting securities of the Company, (ii) a proxy contest for the election of Directors of the Company or (iii) a merger or consolidation or sale of all or substantially all of the business or assets of the Company, the Directors of the Company immediately prior to the initiation of such event cease to constitute a majority of the Board of Directors of the Company upon the occurrence of such event or within one year after such event, or

          (B) if any "person" or "group" (as defined under the beneficial ownership rules of Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934 and Rule 13d-3 thereunder) acquires ownership or control, or power to control, 25% or more of the outstanding voting securities of the Company without prior approval or ratification by a majority of the Company's Directors in office at the time of such event.

     2. Conditions to Severance Benefits. The benefits provided for in Section 5 shall be payable or accrue to you if (a) a Change in Control has occurred and
(b) your employment with the Company has terminated within two years after the Change in Control, other than termination by reason of (i) your death, (ii) your retirement at normal retirement age ("Retirement") under the Company's pension plan as in effect immediately prior to the Change in Control, (iii) your voluntary termination other than for Good Reason, (iv) your retirement for Disability or (v) your discharge for Cause.

Mr. Thomas F. Motamed
November 11, 1998
Page 2


     Termination by you of your employment for "Good Reason" shall mean termination by you of your employment, subsequent to a Change in Control, because of:

          (A) the assignment to you, without your express written consent, of any duties inconsistent with your positions, duties, responsibilities, authority and status with the Company and its principal subsidiaries immediately prior to such Change in Control, or a change in your reporting responsibilities, titles or offices as in effect immediately prior to the Change in Control, or any removal of you from or any failure to re-elect you to any of such positions, except in connection with the termination of your employment for Cause, Disability, Retirement, as a result of your death or by you without Good Reason;

          (B) a reduction by the Company in your base salary as in effect at the time of such Change in Control;

          (C) a failure by the Company to continue (or to replace with equivalent plans) the Performance Share Plan, the Annual Incentive Compensation Plan or any other Bonus Plan in which you participated for the year immediately preceding such Change in Control (the "Bonus Plans") which are in effect at the time of such Change in Control or a failure by the Company to continue you as a participant in such Bonus Plans (or equivalent plans) on a basis which would entitle you to receive under such Bonus Plans (or equivalent plans) amounts at least equal to the average amounts you received pursuant to such Bonus Plans for the three years preceding such Change in Control;

          (D) the Company's requiring you to maintain your principal office or conduct your principal activities anywhere other than at the Company's principal executive offices in the New York Metropolitan area, including Somerset County, New Jersey;

          (E) the failure by the Company to continue in effect (or to replace with equivalent plans) the Company's Capital Accumulation Plan or any other compensation plan, any stock ownership plan, stock purchase plan, stock option plan, life insurance plan, health and accident plan, financial services plan, hospital-medical plan, dental plan, or disability plan in which you are participating or eligible to participate at the time of such Change in Control, or the taking of any action by the Company which would adversely affect your participation in or materially reduce your benefits under any such plans (or equivalent plans) or deprive you of any material fringe benefit enjoyed or to be enjoyed by you at the time of such Change in Control;

          (F) the failure by the Company to obtain the assumption of the agreement to perform this Agreement by any successor as contemplated in
     Section 7 hereof;

          (G) any purported termination of your employment which is not effected pursuant to a Notice of Termination satisfying the applicable requirements with respect to such Notice; or

Mr. Thomas F. Motamed
November 11, 1998
Page 3


          (H) a determination made by you in good faith, whether before or after the date you are eligible for early retirement under the Company's pension plan, that as a result of such Change in Control you are not able to discharge your duties effectively; or

          (I) any termination of this Agreement pursuant to Section 6 prior to the expiration of two years from the occurrence of the Change in Control.

     Termination of your employment for "Cause" shall mean termination because of (A) the willful and continued failure by you substantially to perform your duties with the Company and its principal subsidiaries (other than any such failure resulting from your incapacity due to physical or mental illness), after a demand for substantial performance is delivered to you by the Chief Executive Officer of the Company, which specifically identifies the manner in which such executive believes that you have not substantially performed your duties, or (B) the willful engaging by you in misconduct which is materially injurious to the Company, monetarily or otherwise. For purposes of this paragraph, no act, or failure to act, on your part shall be considered "willful" unless done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in or not opposed to the best interests of the Company. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a Notice of Termination from the Chief Executive Officer of the Company after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board of Directors, and a finding that in the good faith opinion of the Board you were guilty of conduct set forth above in clauses (A) or (B) of the first sentence of this paragraph and specifying the particulars thereof in detail.

     Termination of your employment for Disability shall mean termination in accordance with the provisions of the Company's Long Term Disability Plan as in effect immediately preceding the Change in Control.

     3. Notice of Termination. Any purported termination of your employment shall be communicated by written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated. No purported termination of your employment by the Company shall be effective if it is not effected pursuant to a Notice of Termination satisfying the requirements of this Section 3.

     4. Date of Termination. "Date of Termination" shall mean (A) if your employment is terminated for Disability, 30 days after Notice of Termination is given (provided that you shall not have returned to the performance of your duties on a full-time basis during such 30-day period) and (B) if your employment is terminated for any other reason, the date on which a Notice of Termination is given.

Mr. Thomas F. Motamed
November 11, 1998
Page 4


     5. Severance Benefits. Subject to the conditions in Section 2, on termination of your employment you shall be entitled to the following benefits:

          (A) You shall be entitled to an amount (the "Severance Compensation") equal to 2 times the sum of (i) one year's salary at the annual rate in effect at the time of the Change in Control and (ii) the average for the three calendar years preceding such Change in Control of your bonuses under the Annual Incentive Compensation Plan (1984) (or successor plan), provided, however, that your Severance Compensation shall not be greater than the amount you would have received as salary and such bonuses from the Company had you remained in the employ of the Company from the Date of Termination until your normal retirement date under the Company's pension plan (on the assumption that your salary would remain at the same annual rate as in effect at the time of Change in Control and that your annual bonuses would be the average for the three calendar years preceding such Change in Control of such bonuses). The Severance Compensation will be payable in full on the Date of Termination.

          (B) The Company shall also pay to you an amount equal to all legal fees and expenses incurred by you as a result of such termination (including all such fees and expenses, if any, incurred in contesting or disputing any such termination or in seeking to obtain or enforce or retain any right or benefit provided by this Agreement);

          (C) The Company shall maintain in full force and effect, for your continued benefit until the earlier of (a) two years after the Date of Termination or, (b) your commencement of full time employment with a new employer, all life insurance, hospital-medical, dental, health and accident, and disability plans in which you were entitled to participate immediately prior to such Change in Control, provided that your continued participation is possible under the general terms and provisions of such plans and programs. In the event that your participation in any such plan or program is barred for any reason whatsoever, the Company shall arrange to provide you with benefits substantially similar to those which you are entitled to receive under such plan or program;

          (D) You shall not be required to mitigate the amount of any payment provided for in this Section 5 by seeking other employment or otherwise, nor shall the amount of any payment provided for in this Section 5 be reduced by any compensation earned by you as the result of employment by another employer after the Date of Termination or otherwise.

     6. Term of Agreement. This Agreement shall have an initial term of two (2) years from the date hereof and shall be automatically extended at the expiration of said two-year period for successive two (2) year periods unless the Company gives you one year's prior written notice that it is terminating this Agreement at the expiration of the then current two year period.

Mr. Thomas F. Motamed
November 11, 1998
Page 5


     7. Successors; Binding Agreement.

          (A) The Company will require any purchaser of all or substantially all of the business or assets of the Company, by agreement in form and substance satisfactory to you to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such purchase had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business or assets as aforesaid which executes and delivers the agreement provided for in this Section 7(A) or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

          (B) This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, divisees and legatees. If you should die while any amount would still be payable to you hereunder if you had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there be no such designee, to your estate.

     8. Notices. For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Company shall be directed to the attention of the Chairman of the Company, with a copy to the Secretary of the Company, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

     9. Miscellaneous. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by you and such officer as may be specifically designated by the Board of Directors of the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement; provided, however, that this Agreement shall not supersede or in any way affect the rights, duties or obligations you may have under any other written agreement with the Company. This Agreement shall be governed by, and construed in accordance with, the laws (other than principles of conflicts of laws) of the State of New York.

     10. Validity. The invalidity or unenforceability of any provision of this Agreement in any respect shall not affect the validity or enforceability of such provision in any other respect or of any other provision of this Agreement, all of which shall remain in full force and effect.

Mr. Thomas F. Motamed
November 11, 1998
Page 6


     If the foregoing correctly sets forth our understanding on the subject matter hereof, kindly sign and return to the Company the enclosed copy hereof, which will thereupon become our binding agreement.

                                       Sincerely,

                                       THE CHUBB CORPORATION

                                       By /s/ Dean R. O'Hare
                                          --------------------------------------
                                          Dean R. O'Hare
                                          Chairman

Agreed to this 16th day
of November, 1998

/s/ Thomas F. Motamed
--------------------------------------
Thomas F. Motamed